FDP SERIES, INC.

Marsico Growth FDP Fund

(the “Fund”)

Supplement dated July 23, 2012 to the
Prospectus and the Statement of Additional Information, each dated September 28, 2011

Effective immediately, A. Douglas Rao will no longer serve as a portfolio manager of the Fund.  Thomas F. Marsico and Coralie Witter, CFA, who currently serve as portfolio managers of the Fund, will continue to serve as portfolio managers.

Accordingly, the Prospectus and Statement of Additional Information of the Fund is amended by deleting all references to and all information regarding Mr. Rao.

Shareholders should retain this Supplement for future reference.

ALLPRSAI-FDP-0712SUP